UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 20, 2004

                             CATHAY GENERAL BANCORP
             (Exact name of registrant as specified in its charter)

      Delaware                      0-18630                  95-4274680
   (State or other         (Commission File Number)        (IRS Employer
  jurisdiction of                                        Identification No.)
   incorporation)

                777 North Broadway, Los Angeles, California 90012
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (213) 625-4700

          (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events and Required FD Disclosure

      The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 5 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Cathay General Bancorp under the Securities Act of 1933, as amended.

      On August 20, 2004, Cathay General Bancorp announced, in a press release, that the company's Board of Directors approved a two-for-one split of the company's common stock, in the form of a 100% stock dividend, payable September 28, 2004, to stockholders of record on September 13, 2004. That press release is attached hereto as exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c)   Exhibits

      99.1 Press Release dated August 20, 2004.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 20, 2004
                                     CATHAY GENERAL BANCORP

                                     By: /s/ Heng W. Chen
                                         ----------------
                                         Heng W. Chen
                                         Executive Vice President
                                         and Chief Financial Officer

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                                  EXHIBIT INDEX

Number   Exhibit

99.1     Press Release, dated August 20, 2004.